[LETTERHEAD OF WISAN, SMITH, RACKER & PRESCOTT, L.L.P.]


July 10, 1998


Securities and Exchange Commission
Mailstop 9-5
Washington, DC 20529

Dear Sirs/Madams:

We have read Item 4 of Form 8-K of Diamond Equities, Inc. (the "Registrant") as filed with the Securities and Exchange Commission on July 10, 1998 (the "Form 8-K") and have the following comments:

         We have no disagreement with any of the statements made in the Form 8-K and therefore agree with the statements made.

Very Truly Yours,

WISAN, SMITH, RACKER & PRESCOTT, L.L.P.

By: /s/ Bruce R. Wisan
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Its:  Managing Partner
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cc: Diamond Equities, Inc.